UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2023

Peak Bio, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39951	85-2448157
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3350 W. Bayshore Rd., Suite 100

Palo Alto, CA 94303

(Address of principal executive offices, including zip code)

(650) 549-9103

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common stock, par value $0.0001 per share	PKBO	OTC Pink
Warrants, each whole warrant exercisable for one share of common stock for $11.50 per share	PKBOW	OTC Pink

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On March 3, 2023, Peak Bio, Inc., a Delaware corporation (the “Company”), delivered a promissory note (the “Promissory Note”) to Hannol Ventures LLC (the “Beneficiary”). Dr. Hoyoung Huh, the Company’s founder and a director, is the Beneficiary’s sole member. Pursuant to the terms of the Promissory Note, the Company promised to pay to the order of Beneficiary the principal sum $250,000 with interest on the unpaid balance from the date of the Promissory Note, until paid, at the rate of 5% per annum. The Promissory Note matures on December 31, 2023 (the “Maturity Date”). In the event that the Company fails to pay the balance due and owing under the Promissory Note by the Maturity Date, the Company shall be obligated to pay to the Beneficiary all fees and expenses incurred by the Beneficiary as a result of such failure by the Company, and all outstanding obligations of the Company owing under the Promissory Note shall accrue interest at the lower of (i) 2% per annum and (ii) the highest non-usurious interest rate allowed under the law from and after the Maturity Date until paid by the Company. The Company may prepay all or any portion of this Promissory Note on any date without premium or penalty.

The foregoing description of the Promissory Note is not complete and is subject to, and qualified in its entirety by reference to, the full text of the Promissory Note, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1*	Unsecured Promissory Notes, dated as of March 3, 2023, delivered by Peak Bio, Inc. to Hannol Ventures LLC.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 9, 2023

PEAK BIO, INC.

By:	/s/ Stephen LaMond
Name:	Stephen LaMond
Title:	Interim Chief Executive Officer and Chief Operating Officer